                                                                    EXHIBIT 4(e)


 TEMPORARY CERTIFICATE-EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN
                              READY FOR DELIVERY


         [LOGO]                                              [LOGO]

PAR VALUE $.01 PER SHARE
8 1/2% SERIES A CUMULATIVE
REDEEMABLE PREFERRED SHARES

                            POST PROPERTIES, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

THE CERTIFICATE IS TRANSFERABLE                          SEE REVERSE FOR
 IN THE CITIES OF NEW YORK, NY                          CERTAIN CONDITIONS
    OR WINSTON-SALEM, NC

                                                         CUSIP 737464 206

THIS IS TO CERTIFY THAT:


is the
owner of:


    FULLY PAID AND NON-ASSESSABLE SHARES OF THE 8 1/2% SERIES A CUMULATIVE
                        REDEEMABLE PREFERRED SHARES OF

POST PROPERTIES, INC. TRANSFERABLE ON THE BOOKS OF SAID COMPANY IN PERSON OR BY ATTORNEY ON THE SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

        THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.


                             CERTIFICATE OF STOCK

DATED



COUNTERSIGNED AND REGISTERED                            /S/ JOHN A. WILLIAMS
  WACHOVIA BANK OF NORTH CAROLINA, N.A.                ---------------------
    WINSTON-SALEM, NC      TRANSFER AGENT             CHAIRMAN OF THE BOARD
                             AND REGISTRAR
                                                       /S/ SHERRY W. COHEN
                                                       ---------------------
                                                       SECRETARY


                            POST PROPERTIES, INC.
                                     SEAL
                                    GEORGIA

                            POST PROPERTIES, INC.

THE ARTICLES OF AMENDMENT ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF GEORGIA SET FORTH A FULL STATEMENT OF ALL DESIGNATIONS, PREFERENCES, AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION, AND OTHER RELATIVE RIGHTS OF THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE. THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON OWNERSHIP FOR THE PURPOSE OF MAINTAINING THE COMPANY'S STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE ARTICLES OF AMENDMENT ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF GEORGIA SET FORTH A FULL STATEMENT OF (A) THE TRANSFER RESTRICTIONS WHICH ARE APPLICABLE TO THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE AND (B) THE CONSEQUENCES FOR TRANSFERRING THE PREFERRED SHARES IN VIOLATION OF SUCH RESTRICTIONS.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be counted as though they were written out in full according to applicable laws or regulations:

        TEN COM --as tenants in common                  UNIF GIFT MIN ACT --
        TEN ENT --as tenants by the entireties                               ........ Custodian ...............
        JT TEN  --as joint tenants with right of                              (Cust)                 (Minor)
                  survivorship and not as tenants                             under Uniform Gifts to Minors
                  in common                                                   Act..................
                                                                                      (State)

   Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED_____________HEREBY SELL, ASSIGN, AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ACCOUNT

    -----------------------


    ---------------------------------------------------------------------
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF
                                  ASSIGNEE)

    ---------------------------------------------------------------------

    ---------------------------------------------------------------------

    ---------------------------------------------------------------SHARES
    OF THE PREFERRED SHARES REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

    -------------------------------------------------------------ATTORNEY
    TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED
    CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES

    DATED
         -----------------------------



SIGNATURE(S) GUARANTEED:                        ---------------------------
                                                        (SIGNATURE)


- -------------------------------------     -----------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED     NOTICE:  THE SIGNATURE(S) ON THIS
BY AN ELIGIBLE GUARANTOR INSTITUTION,     ASSIGNMENT MUST CORRESPOND WITH
AS DEFINED IN RULE 17AD-15 UNDER          THE NAME(S) AS WRITTEN UPON THE
THE SECURITIES AND EXCHANGE ACT           FACE OF THE CERTIFICATE IN EVERY
OF 1934 AS AMENDED.                       PARTICULAR, WITHOUT ALTERATION OR
                                          ENLARGEMENT, OR ANY CHANGES
                                          WHATSOEVER.